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                               THE ROUSE COMPANY


                               THE ROUSE COMPANY

                              SPECIAL OPTION PLAN


                        EFFECTIVE DATE JANUARY 1, 1998
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                               TABLE OF CONTENTS



ARTICLE                                                PAGE

ARTICLE I
       PURPOSE......................................     1

ARTICLE II
       DEFINITIONS..................................     1
ARTICLE III
       OPTION GRANT.................................     3
ARTICLE IV
       OPTION EXERCISE..............................     6
ARTICLE V
       AMENDMENT OR TERMINATION.....................     8
ARTICLE VI
       ADMINISTRATION...............................     9
ARTICLE VII
       MISCELLANEOUS PROVISIONS.....................    10

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                               THE ROUSE COMPANY

                              SPECIAL OPTION PLAN


                                   ARTICLE I

                                    PURPOSE

   1.1 PURPOSE. The purpose of the Plan is to provide supplemental compensation to certain key individuals, commensurate with their contributions to the success of the Employer, in a form that will provide incentives and rewards for superior performance, encourage the recipients to continue in the employment of the Employer, and allow the recipients to diversify their investment portfolios.

   1.2 INTENT. The Plan is intended to be an unfunded plan maintained by the Employer primarily for a select group of management or highly compensated employees. The Plan is also intended to be a nonqualified stock option plan within the meaning of section 83 of the Code.

                                   ARTICLE II

                                  DEFINITIONS

   As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

   2.1 "ADMINISTRATOR" means the Director of Human Resources and any individual or entity designated by the Director of Human Resources pursuant to Section 6.2(f) of the Plan. As described in section 6, the Administrator shall have the ability to determine awards of Options and to administer the Plan.

   2.2 "BENEFICIARY" Means The person or persons designated by a Participant, pursuant to Section 3.6, to exercise an Option after the Participant's death.

   2.3 "CHANGE OF CONTROL" means any change in (a) the effective control of the employer, or (b) the ownership of a substantial portion of the assets of the Employer, as defined under section 280g of the Code, except as otherwise provided by written agreement executed by the Employer and a Participant prior to such Change of Control.

   2.4 "CODE" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

   2.5 "EFFECTIVE DATE" means January 1, 1998.

   2.6 "EMPLOYEE" means any individual who is employed by the Employer.

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   2.7 "EMPLOYER" means the Rouse Company and any successor thereto and any other employer which adopts the Plan for the benefit of its employees.

   2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

   2.9 "EXERCISE DATE" means the date upon which the Administrator approves the Option exercise form which is completed and submitted to the Administrator with respect to the Option being exercised.

   2.10 "EXERCISE PERIOD" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

   2.11 "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3 or under an Option Agreement signed by the Participant and the Administrator.

   2.12 "FAIR MARKET VALUE" means the closing price of a share of Stock (as defined in Section 2.19) reflected in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrator, on the applicable date of reference hereunder, or if there is no sale on such date, then the closing price on the last previous day on which a sale is reported. Notwithstanding the preceding sentence, if Stock trading operations require the use of the closing price of a share of Stock on the trading date next preceding the date of reference in order to currently execute a purchase or sale of a share of Stock, then such previous day price shall be used and shall constitute the Fair Market Value of the stock on the applicable reference date.

   2.13 "GRANT DATE" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant.

   2.14 "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the employer at the Exercise Price.

   2.15 "OPTION AGREEMENT" means an agreement executed by the Employer and by a Participant to whom Options have been awarded, acknowledging the issuance of the Options and setting forth any terms pursuant to Section 3.2.

   2.16 "PARTICIPANT" means any individual who meets the eligibility requirements of Section 3.1, who has received an award of Options in accordance with Section 3.2, and whose Options have not been completely exercised or lapsed. After a Participant's death, his Beneficiary is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that continue to be exercisable under the terms of the Plan. In the event of a Participant's disability or other legal incapacity, the Participant's legal representative is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that are or become exercisable under the terms of the Plan. If a Participant has assigned his Options under Section 3.8 then the Participant's assignee is considered a Participant able to exercise Options under the terms of the Plan.

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   2.17 "PLAN" means The Rouse Company Special Option Plan as adopted by the
Employer and set forth herein and from time to time amended.

   2.18 "SPREAD" means The difference between the Fair Market Value of an Option's Underlying Stock and the Exercise Price required to exercise such Option.

   2.19 "STOCK" means the property subject to purchase through the exercise of an Option. For purposes of the Plan, Stock shall be determined by the Administrator and may consist of any of the following: (i) shares of common or preferred stock of a corporation listed on a national securities exchange, (ii) shares of the Employer, or (iii) shares of a registered investment company regulated by the Investment Company Act of 1940, as amended. Stock may be issued in the form of shares, units or such other designated form, and, for purposes of the Plan, the phrase "shares of" shall refer to the terminology most appropriate to the particular form of Stock subject to Option under the Plan.

   2.20 "TERMINATION OF EMPLOYMENT" means an Employee's separation from the service of the Employer (including all subsidiaries and affiliates of the Employer) by reason of resignation, discharge, death or other termination. The Administrator may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

                                  ARTICLE III

                                  OPTION GRANT

   3.1 ELIGIBILITY. Options may be granted to any Participant approved by the Administrator who is an executive officer or other employee of the Employer who occupies a managerial position and has the capability of making a contribution to the success of the Employer. In making this selection and in determining the form and amount of Options, the Administrator shall consider any factors that it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the employer's success and growth.

   3.2  GRANT OF OPTIONS.

   (A) IN GENERAL. Options may be granted by the Administrator at any time on or after the Effective Date and prior to the termination of the Plan. Options shall become effective upon the execution by the Employer and the Participant of an Option Agreement specifying the Exercise Price and such other terms and in such form as the Administrator may from time to time determine in accordance with the Plan. The Administrator may in its discretion set the minimum number of Options allowed to be granted during any calendar year.

   (B) EFFECT OF CASH AND NONCASH DISTRIBUTIONS. In the event of the payment of cash dividends or other noncash distributions with respect to the Option's Stock, the following will occur.

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       (i) PAYMENT OF CASH DIVIDENDS. The treatment of cash dividends (or other cash distributions) will depend upon the actions taken by the issuer of the Stock with respect to such cash dividends or other cash distributions.

            (A) CASH DIVIDENDS REINVESTED AUTOMATICALLY BY ISSUER. Should the issuer of the Stock automatically reinvest into additional shares of Stock the cash dividends or other cash distributions paid on an Option's Stock, then, without further action on the part of the Administrator or the Participant, additional Options (for the same Stock) shall be considered to be granted to the Participant as of the date of such reinvestment. The grant of new Options because of such distribution shall require the issuance of an Option Agreement for such new shares at the next normally scheduled Option Grant Date for the particular Participant. Any additional Options acquired pursuant to this method shall be subject to the same terms and conditions that would apply to the issuance of any other new Options under the Plan. The Participant shall be notified by the Administrator (or its representative) of the payment of the dividends.

            (B) CASH DIVIDENDS PAID TO EMPLOYER. Should the issuer of the Stock automatically pay to the Employer the cash dividends or other cash distributions paid on such Stock, then these distributions will be accumulated in a money market (or similar) account for the benefit of the Participant until the next Grant Date, at which time another Option shall be granted to the Participant.

       (ii) PAYMENT OF NONCASH DIVIDENDS. In the event of a stock dividend, stock split, reverse stock split, rights offering recapitalization or similar transaction that affects the market value or the number of shares of the Stock to which an Option relates, then, without further action by the Administrator or the Participant, the Option's Exercise Price or the number of shares of Stock subject to the Option will be adjusted to maintain the same Exercise Price to Fair Market Value ratio that existed just prior to the transaction.

       Neither the adjustment of the Option's Exercise Price nor the number of shares of Stock subject to the Option shall require the issuance of a new Option Agreement reflecting the new Exercise Price or the number of shares of Stock now subject to the Option. Instead, the Participant shall be notified in writing by the Administrator (or its representative) of the adjustment of the Exercise Price or the number of shares of Stock now subject to the Option.

                                       4
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   3.3  EXERCISE PRICE.  The Exercise Price shall be initially determined by the
Administrator and shall be noted on the individual Option Agreement signed by the eligible Participant and the Administrator. The Administrator has determined the initial Exercise Price shall equal twenty-five percent (25%) of the Fair Market Value of the Stock on the Grant Date. Upon a request to exercise any Option, the Exercise Price required to be paid by the Participant shall be the greater of the Exercise Price on the Grant Date or twenty-five percent (25%) of the Fair Market Value of the Stock on the Exercise Date.

   3.4 SUBSTITUTION OF OPTION PROPERTY. The Administrator may, in its discretion, after consultation with the Participant, change the Stock which is subject to purchase by the Participant upon exercise of the Option. When a substitution occurs, the Administrator and the Participant are required to terminate the existing Option Agreement and adopt a new Option Agreement. The new Option shall be awarded with an Exercise Price which, when subtracted from the new underlying stock's current trading price, equals the Spread on the original Option at the date of its termination. The new Option shall also be subject to the same terms and conditions of the Plan which applied to the original Option, including the original Exercise Period. However, in the discretion of the Committee, the new Option may be awarded with new terms and conditions applicable only to the new Option, including a new Exercise Period. Such change in Option property shall be considered the grant of new Options and the terms of this Plan shall apply to the grant of the new Options.

   In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

   3.5 PURCHASE OF OPTION PROPERTY. Upon the grant of an Option, the Employer shall acquire an amount of Stock that represents the difference between (a) the Fair Market Value of the Stock subject to purchase under the Option, and (b) the Exercise Price of the Option. At the time the Option is exercised, the Stock acquired by the Employer pursuant to the preceding sentence shall not be subject to any security interest, whether or not perfected, or to any Option or contract under which any other person may acquire any interest in it.

   Upon a change in Option property pursuant to Section 3.4 above, the Employer shall acquire new Stock that represents the difference between (a) the Fair Market Value (taken as of the Grant Date of the new Option) of the new Stock subject to purchase under the Option, and (b) the Exercise Price of the Option, and the Employer may dispose of any Stock it holds which no longer represents Stock subject to the Option.

   3.6 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form with the Administrator. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided herein.

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   A Participant who dies without having designated a Beneficiary in accordance with this Section 3.6 and who is lawfully married on the date of death shall be deemed to have named the Participant's surviving spouse as Beneficiary.

   Any other Participant who dies without having designated a Beneficiary in accordance with this Section 3.6 shall be deemed to have named the Participant's estate as Beneficiary.

   3.7 General Non-Transferability. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant or the Participant's Beneficiary pursuant to Section 3.6 or the Participant's assignee pursuant to Section 3.8.

   3.8 PERMITTED TRANSFERS. Notwithstanding the provisions of Section 3.7, a Participant may at any time prior to death, assign all or any Options to:

       (a) the Participant's spouse or lineal descendants,

       (b) the trustee of a trust for the primary benefit of the Participant's spouse and/or lineal descendants, or

       (c) a partnership of which the Participant's spouse and/or lineal descendants are the only partners.

   Any such assignment shall be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Administrator, and the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and delivered to the Administrator on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal descendant, trustee or partnership shall be entitled to all of the rights of the Participant with respect to the assigned portion of the Option, and such portion of the Option, shall continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan and the Option Agreement.

                                   ARTICLE IV

                                OPTION EXERCISE

   4.1 EXERCISE PERIOD. A Participant or the Participant's Beneficiary pursuant to section 3.6 may exercise all or any Options at any time during the period beginning six (6) months after the Grant Date and ending on the earliest of -

   fifteen (15) years after the date of grant, or

   six (6) months after his Termination of Employment, if he is terminated involuntarily for cause, or

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   sixty (60) months after the Participant's date of death if the Termination of
     Employment is on account of retirement, death or disability, or sixty (60) months after the Participant's Termination of Employment, if his termination is for any reason not specified above in this Section 4.1.

   If a Participant or his Beneficiary fails to exercise an Option within the Exercise Period, then the Participant or his Beneficiary or assignee loses all rights with respect to such Option upon expiration of the Exercise Period. Notwithstanding the foregoing, at no time shall the Exercise Period be less than six months from the Grant Date or less than one year after the date of death of the participant.

   4.2 OPTION EXERCISE. A Participant or the Participant's Beneficiary pursuant to Section 3.6 may exercise all or any of his Options by giving written notice to the Administrator and tendering full payment of the Exercise Price by check or other means acceptable to the Administrator on or about the Exercise Date. As provided in the Option Agreement, or with the prior written consent of the Administrator, the Participant may tender payment in whole or in part through the surrender of previously acquired Stock valued at Fair Market Value on the Exercise Date. The minimum number of Options allowed to be exercised at any one time is the lesser of the following: (1) 50% of the total number of Options currently eligible to be exercised or, (2) the number of Options for which the Fair Market Value of the underlying Stock totals $5,000; provided, however, that the Administrator may in its discretion permit the exercise of fewer Options in certain exceptional circumstances. For these purposes, the term "underlying Stock" means the Stock which will be acquired by the Participant upon the exercise of the Option. Any terms not specified in the Plan shall be specified in the Option Agreement. Neither the Participant nor his Beneficiary shall have any of the rights and privileges of a shareholder with respect to any Stock purchasable or issuable upon the exercise of an Option prior to the date of exercise of such Option in accordance with this Section 4.2.

   In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option will not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

   4.3 DELIVERY OF STOCK. Within 5 (five) business days following the date that a participant satisfies the conditions for exercising an Option in accordance with Section 4.2, the Employer shall deliver or cause to be delivered the Stock subject to such Option to the Participant or the Participant's Beneficiary Pursuant to Section 3.6.

   4.4 TAX WITHHOLDING. Whenever Stock is to be delivered upon exercise of an Option under the Plan, the Employer shall require as a condition of such delivery (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (b) the withholding of such amount from any Stock to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant, or (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election shall be made before the date on

                                       7
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which the amount of tax to be withheld is determined by the Employer, and such election shall be irrevocable. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Stock under the Plan. Such election shall be made at the same time and in the same manner as provided above.

   4.5 FAILURE TO EXERCISE. No Option shall be exercised, in whole or in part, after the end of the Exercise Period as stated in Section 4.1, and the Employer shall have no obligation to deliver or cause to be delivered to the Participant or the Participant's Beneficiary pursuant to Section 3.6 the Stock subject to such Option.

                                   ARTICLE V

                            AMENDMENT OR TERMINATION

   5.1 PLAN AMENDMENT. The Administrator may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, subject to section 5.3 of the plan with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the Administrator, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

   5.2 PLAN TERMINATION. The Plan shall terminate as the Administrator may determine in its discretion. Such termination shall be effective as of the date determined by the Administrator and shall be binding upon the Administrator, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Options shall continue to be exercisable after the effective date of such termination, and may be exercised in accordance with Article IV, but no new Options shall be granted, except for Options required to be granted under
Section 3.2(b).

   5.3 AMENDMENT OF OPTIONS. An Option may be amended by the Administrator at any time if the Administrator determines that an amendment is necessary or advisable as a result of:

       (A) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

       (B) any substitution of stock acquired pursuant to Section 3.5, or

       (C) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment or termination does not materially affect the terms, conditions and restrictions applicable to the Option, or

       (D) any circumstances not specified in Paragraphs (a), or (b), or (c), with the consent of the Participant.

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   5.4  CHANGE OF CONTROL.  Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control, the Exercise Period under Section 4.1 shall not end prior to six months after such Change of Control, and the Option Agreement shall not be amended by the Administrator under Section 5.3 for any reason without the consent of the Participant.

                                   ARTICLE VI

                                 ADMINISTRATION

   6.1 THE ADMINISTRATOR. The Plan shall be administered by the Administrator as defined in Section 2.1 of the Plan.

   6.2 POWERS OF THE ADMINISTRATOR. In carrying out its duties with respect to the general administration of the Plan, the Administrator shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

       (a) to determine eligibility to participate in the Plan and eligibility to receive Options;

       (b) to grant Options, and to determine the form, amount and timing of such Options;

       (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

       (d) to maintain all records necessary for the administration of the Plan;

       (e) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

       (f) to appoint such individuals and committees as it deems desirable for the conduct of its affairs and the administration of the Plan;

       (g) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

       (h) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan.

   6.3 DETERMINATIONS BY THE ADMINISTRATOR. The Administrator shall interpret and construe the Plan and the Option Agreements, and its interpretations and determinations shall be conclusive and binding on all Participants and Beneficiaries. The Administrator's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

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   6.4  INDEMNIFICATION OF THE ADMINISTRATOR.  The Employer shall indemnify and hold harmless the Administrator against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of the Administrator's own willful misconduct or failure to act in good faith.

   Expenses and liabilities against which a member of the Administrator is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

   This right of indemnification shall be in addition to any other rights to which the Administrator may be entitled.

   The Employer may, at its own expense, settle any claim asserted or proceeding brought against the Administrator when such settlement appears to be in the best interests of the Employer.

   6.5 EXPENSES OF THE ADMINISTRATOR. The Administrator shall serve without compensation for services as such. All expenses of the Administrator shall be paid by the Employer.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

   7.1 HEADINGS. The headings of articles, sections and paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

   7.2 GENDER. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

   7.3 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

   7.4 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the State of Maryland without regard to the choice of law principles of such state.

   7.5 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

   7.6 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

   7.7 NO RIGHTS OF SHAREHOLDER. Neither the Participant nor a Beneficiary shall have any of the rights and privileges of a shareholder with respect to any Stock purchasable or issuable upon the exercise of an Option prior to the date of exercise of such Option in accordance with Section 4.2 of the Plan.

   7.8 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

   7.9 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Administrator shall be mailed (by certified mail, postage prepaid) or delivered to the Administrator in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the participant at the current address shown on the payroll records of the Employer. No notice shall be binding on the Administrator until received by the Administrator, and no notice shall be binding on the Participant until received by the Participant.



  IN WITNESS WHEREOF, The Rouse Company has caused these presents to be executed by its duly authorized officer as of the 31st day of December, 1997.

                                    The Rouse Company
[Corporate Seal]

                              By:

                              Title:   ______________________________

                               THE ROUSE COMPANY
                              SPECIAL OPTION PLAN

                                OPTION AGREEMENT

The capitalized terms in this Option Agreement (the "Agreement") shall have the same meanings as they do in The Rouse Company Special Option Plan (the "Plan").

     1. Options shall be granted to _________________________ (name of participant) as of the following Grant Dates, provided that Options shall be granted to the Participant only on such dates as the Participant is eligible to receive an Option under Article III of the Plan:


     Grant Date 1:  ____________________

     Grant Date 2:  ____________________

     Grant Date 3:  ____________________

     Grant Date 4:  ____________________


     2. The number of Options granted pursuant to this Agreement as of each Grant Date, the Stock subject to each such Option as of the applicable Grant Date, and the Fair Market Value of such Stock on the applicable Grant Date, shall be as set forth in the attached Addendum to this Agreement.

     3. The initial Exercise Price for an Option as of the applicable Grant Date shall equal twenty-five percent (25%) of the Fair Market Value of the Stock subject to such Option on such Grant Date. The Exercise Price shall thereafter be adjusted such that the Exercise Price to be paid upon exercise of the Option shall be the greater of (a) the initial Exercise Price, or (b) twenty-five percent (25%) of the Fair Market Value of the Stock subject to the Option on the Exercise Date.

     4. Except as specifically provided in this Agreement, the rights of the Participant, or any other person entitled to exercise the Options, are governed by the terms and provisions of the Plan which are incorporated by reference into this Agreement.

     5. The Options may be exercised only by the Participant, the Participant's Beneficiary, or the Participant's assignee. In addition, under the terms of this Agreement, the transfer of Options is not allowable except as permitted under Section 3.8 of the Plan. The Options shall not otherwise be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided herein, and no Options shall be subject to execution, attachment or similar process.

     6. As a condition to receiving delivery and title to Stock subject to an Option under the Plan, a Participant must properly complete the Option Exercise Form provided by the Administrator and deliver the form to the Administrator in person or mail (by certified mail, postage prepaid) the form to the Administrator at the following address:

                         Vice President and Director of Human
                         Resources and Administrative Services
                         Division;
                         The Rouse Company
                         10275 Little Patuxent Parkway
                         Columbia, Maryland  21044-3456


     7. Payment of the Exercise Price shall be made by check or other means acceptable to the Administrator no later than one (1) business day after the Exercise Date, or such later date as the Administrator permits in its discretion, and the Participant must satisfy all federal, state and local withholding tax requirements in any manner permitted under the Plan.

     8.  Options may be exercised at any time during the period beginning six
(6) months after the applicable Grant Date and ending the earliest of:

     fifteen (15) years after the Grant Date, or

     six (6) months after the Participant's Termination of Employment, if he is terminated involuntarily for cause, or sixty (60) months after the Participant's date of death if the Termination of Employment is on account of retirement, death or disability, or sixty (60) months after the Participant's Termination of Employment, if his termination is for any reason not specified above or in Section 4.1 of the Plan;

     provided that in no event shall the Exercise Period for an Option be less than six months from the Grant Date or less than one year after the date of death of the Participant.

     9. Neither the Participant nor a Beneficiary or assignee shall have any of the rights or privileges of a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option unless and until such Option is exercised by such Participant or Beneficiary or assignee in accordance with
Section 4.2 of the Plan, and the transfer of ownership of the shares of Stock has been completed.

     10. The Options are conditioned upon the acceptance of this Agreement by the Participant as evidenced by the return of an executed copy to the Administrator.

     11. Except to the extent preempted by federal law, the Options and this Agreement shall be construed and interpreted according to the laws of the State of Maryland without regard to its choice of law principles.

The Rouse Company

By: __________________________________  Date: __________________________________


The undersigned has consulted with tax and legal advisors and is not relying on the advice or representations of the Employer or the Administrator on any legal or tax matters.

-----------------------------------     ------------------------------------
Participant                             Date:

                               THE ROUSE COMPANY
                              SPECIAL OPTION PLAN

                           OPTION AGREEMENT ADDENDUM



PARTICIPANT:    ___________________________

GRANT DATE:     ___________________________



    NAME OF STOCK            PER UNIT OR SHARE       NUMBER OF SHARES       AGGREGATE FAIR MARKET       EXERCISE PRICE PER UNIT
  SUBJECT TO OPTION         VALUE ON GRANT DATE          OR UNITS            VALUE AT GRANT DATE            ON GRANT DATE

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

______________________    ______________________  ______________________   ______________________       ______________________

                              EMPLOYMENT AGREEMENT
                              --------------------


          This employment agreement ("Agreement") is entered into this 1st day of May, 1996, by and between TRC ACQUISITION COMPANY I, THE ROUSE COMPANY and JOHN L. GOOLSBY (the "Executive").

                             EXPLANATORY STATEMENT
                             ---------------------

          The Executive is currently the President and Chief Executive Officer of The Hughes Corporation ("THC"), a Delaware corporation which is to be merged with and into TRC Acquisition Company I, a subsidiary of The Rouse Company ("Rouse") on or about June 1, 1996, pursuant to an Agreement and Plan of Merger dated February 22, 1996 among THC, Rouse and TRC Acquisition Company I (the "Merger"). Following the Merger, TRC Acquisition Company I, as the surviving corporation will be a wholly owned subsidiary of Rouse, and will be renamed "The Howard Hughes Corporation". (TRC Acquisition Company I as it currently exists and as it is intended to exist after the Merger under the name "The Howard Hughes Corporation" is herein referred to as the "Company".) It is intended that the Company will conduct all of the business currently being conducted by The Hughes Corporation and by Howard Hughes Properties, Limited Partnership and their respective affiliates and subsidiaries. Rouse wishes to provide for the Executive's continued employment as Chief Executive Officer of the Company following the Merger.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

          1.   Employment, Term and Duties.
               ---------------------------
          1.1       Employment.  The Company hereby employs the Executive and
                    ----------
the Executive hereby accepts employment by the Company on the terms and conditions set forth in this Agreement.

          1.2       Term.  The Executive's employment shall commence on the
                    ----
effective date of the Merger (the "Effective Date") and shall terminate on June 30, 1999, unless earlier terminated as provided in Section 4 below (the "Term").

          1.3       Duties.  During the Term, the Executive shall serve as the
                    ------
President and the Chief Executive Officer of the Company, with such customary duties and responsibilities as are incident to said positions, including such authority, duties, and responsibilities as set forth with respect to such offices in the Company's articles and bylaws. The Executive shall report directly to the Chief Executive Officer of Rouse (the "Rouse CEO"). The Executive and the Company acknowledge that the Executive's responsibilities and relationships with respect to the Company and Rouse are more fully described in a letter dated

March 29, 1996 from Anthony W. Deering to the Executive, to which reference is hereby made. The Executive agrees to devote substantially all his attention and time during normal business hours to the business and affairs of the Company and to use his reasonable best efforts to perform faithfully and efficiently the duties and responsibilities assigned to the Executive. Notwithstanding the foregoing, the Executive may engage in the following activities (and shall be entitled to retain all economic benefits thereof including fees paid in connection therewith) as long as they do not interfere in any material respect with the performance of the Executive's duties and responsibilities hereunder:
(i) serve on corporate, civic, religious, educational and/or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach on a part-time basis at educational institutions and (iii) make investments in businesses or enterprises and manage his personal investments; provided that with respect to such activities Executive shall comply with Business Conduct and Ethics Policy applicable to employees of Rouse and its subsidiaries. The parties acknowledge that the Executive's participation as a director of the commercial corporations listed on Schedule 1 attached hereto have been approved by the Rouse CEO.

          2.   Compensation and Other Benefits.
               -------------------------------

          2.1       Base Compensation.  As compensation for services rendered
                    -----------------
during the Term, the Company shall pay to the Executive an annual salary of $475,000 (the "Base Salary"). The Personnel Committee of the Board of Directors of Rouse (the "Committee") shall conduct a review of the Base Salary in February, 1997, and thereafter at such time or times as the Committee reviews the annual compensation of the executives of Rouse in general, and the Executive shall be entitled at such time or times to such annual increase in the Base Salary as is in accordance with the then prevailing policy of Rouse with respect to executive compensation in general; provided, that such salary may not be reduced at any time. The Base Salary shall be payable in accordance with the payroll policies of Rouse as from time to time in effect, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations.

          2.2       Annual Bonus. In addition to the Base Salary, the Executive
                    ------------
shall be eligible to receive, for each calendar year or portion thereof occurring during the Term, an annual bonus (the "Annual Bonus") in an amount up to seventy-five percent (75%) of the Executive's Base Salary for such calendar year or portion thereof. The amount of any such Annual Bonus shall be determined by the Committee, based on the recommendation of the Rouse CEO, in accordance with the standard practice of such Committee relating to the incentive compensation program of Rouse. The Annual Bonus shall be paid to the Executive, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, at such time or times as is in accordance with the then prevailing policy of Rouse relating to incentive compensation payments.

          2.3       Stock Grant and Stock Option.
                    ----------------------------
          (a) Stock Grant and Loan.  As of the Effective Date, Rouse shall grant
              --------------------
Executive a stock grant of 40,000 shares of Rouse's Common Stock pursuant to Rouse's 1994 Stock Incentive Plan. The terms, conditions and restrictions with regard to such stock grant shall be evidenced by a letter agreement between Rouse and the Executive in the form of Exhibit A attached hereto which shall be
                                       ---------
incorporated herein by reference and its terms, conditions and notifications shall be considered a part of this Agreement.

          In connection with the stock grant, Executive shall be entitled to receive a loan from Rouse for the purpose of funding income tax payable with regard to the stock grant in an amount equal to one-half ( 1/2) of the product of (i) 40,000 shares multiplied by (ii) the market price per share of Rouse Common Stock as of the Effective Date. The terms and conditions of said loan shall be evidenced by a loan agreement substantially in the form of Exhibit B attached hereto which
                                            ---------
shall be incorporated herein by reference and its terms, conditions and notifications shall be considered a part of this Agreement.

          b.        Stock Options.  As of the Effective Date, Rouse shall grant
                    -------------
Executive a stock option for 40,000 shares of Rouse Common Stock pursuant to Rouse's 1994 Stock Incentive Plan. The maximum number of such options which qualify as "qualified stock options" shall be granted as "qualified stock options" and the remainder of such options shall be non-qualified stock options. The terms, conditions and restrictions with regard to said stock options shall be evidenced by an Incentive Stock Option Agreement (as to the qualified stock options) and a Nonqualified Stock Option Agreement (as to the non-qualified stock options), substantially in the forms attached hereto as Exhibit C-1 and
                                                              -----------
Exhibit C-2 respectively which shall be incorporated herein by reference and
-----------
their terms, conditions and restrictions shall be considered a part of this Agreement.

          2.4       Participation in Employee Benefit Plans. The Company agrees
                    ---------------------------------------
to permit the Executive during the Term to
participate in any group life, hospitalization and/or disability insurance plan, health program, supplemental executive retirement plan, nonqualified compensation plan, pension and/or savings plans, long-term incentive plan, receive "fringe benefits," e.g., club memberships and automobile allowance, and
                           ----
participate in such other benefit plans or programs of the Company (collectively "Benefits"). The Company also agrees to implement such other benefit plans (the "Other Benefit Plans") for the benefit of Executive to the extent Rouse offers its comparable senior executives benefits that are not currently offered by the Company. The Other Benefit Plans shall provide Executive benefits that are no less favorable than those benefits which are available to comparable senior executives of Rouse or its subsidiaries. For this purpose, a comparable executive shall be the Executive Vice President of Rouse, and such benefits shall be no less than those offered to the Executive Vice President of Rouse. In addition, the Company agrees that for purposes of determining Executive's eligibility for the Benefits and the Other Benefit Plans, Executive's prior service with Summa Corporation, THC and Howard Hughes Properties, Limited Partnership and their respective affiliates and subsidiaries shall count towards the Executive's eligibility, vesting and benefit accrual under the plans, and the Company agrees to take all action that may be necessary to amend the respective plan documents to provide for this past service credit. The Company also agrees to provide life insurance to the Executive during the Term in an amount equal to two times the Executive's Base Compensation.

          2.5       General Business Expenses. The Company shall pay or
                    -------------------------
reimburse the Executive for all expenses that are consistent with Rouse policy and reasonably and necessarily incurred by the Executive during the Term in the performance of the Executive's duties under this Agreement. Such payment shall be made upon presentation of such documentation as Rouse customarily requires of its executive employees prior to making such payments or reimbursements.

          2.6.           Vacation.  During the Term, the Executive shall be
                         --------
entitled to five weeks of vacation per year. The Executive shall not be permitted to accumulate and carryover unused vacation time or pay from year to year except to the extent permitted in accordance with Rouse's vacation policy for senior executives.

          3.          Non-Competition.
                      ---------------

          3.1         Covenants Against Competition. The Executive acknowledges
                      -----------------------------
that as of the execution of this Employment Agreement (i) the Company is engaged in the business of commercial and community real estate development and office and industrial building development (the "Business") (provided the Business shall not be deemed to include residential real estate brokerage or residential construction activities); (ii) the Company's Business is conducted in the greater Las Vegas, Nevada metropolitan area; (iii) his employment with the Company will have given him access to confidential information concerning the Company; and (iv) the agreements and covenants contained in this Agreement are essential to protect the business and goodwill of the Company. Accordingly, the Executive covenants and agrees as follows:

               (a) Non-Compete.  Without the prior written consent of the Chief
                   ------------
     Executive Officer of Rouse or the Board of Directors of the Company, the Executive shall not during the Restricted Period (as defined below) in the greater Las Vegas, Nevada metropolitan area, directly (except in the Executive's capacity as an officer of the Company or any of its affiliates); (i) engage or participate in the Business;

     (ii) enter the employ of, or render any services (whether or not for a fee or other compensation) to, any person engaged in the Business; or (iii) acquire an equity interest in any such person in any capacity; provided, that the foregoing restrictions shall not apply at any time if the Executive's employment is terminated during the Term by the Executive for Good Reason (as defined in the Executive's Option Agreement) or by the Company without good cause (as defined in the Executive's Loan Agreement); provided, further, that during the Restricted Period the Executive may own,
     ------------------
     directly or indirectly, solely as a passive investment, securities of any company traded on any national securities exchange or on the National Association of Securities Dealers Automated Quotation System. As used herein, the "Restricted Period" shall mean the period commencing with the effective date of this Agreement and ending on the first anniversary of the last day of the Term.

               (b) Confidential Information; Personal Relationships. The
                   ------------------------------------------------
     Executive acknowledges that the Company has a legitimate and continuing proprietary interest in the protection of its confidential information and has invested substantial sums and will continue to invest substantial sums to develop, maintain and protect confidential information. The Executive agrees that, during and after the Restricted Period, without the prior written consent of the Chief Executive Officer of Rouse or the Board of Directors of the Company, the Executive shall keep secret and retain in strictest confidence, and shall not knowingly use for the benefit of himself or others all confidential matters relating to the Company's Business including, without limitation, operational methods, marketing or development plans or strategies, business acquisition plans, joint venture proposals or plans, and new personnel acquisition plans, learned by the Executive heretofore or hereafter (such information shall be referred to herein collectively as "Confidential Information"); provided, that nothing in this Agreement shall prohibit the Executive from disclosing or using any Confidential Information (A) in the performance of his duties hereunder,
     (B) as required by applicable law, (C) in connection with the enforcement of his rights under this Agreement or any other agreement with the Company or Rouse, or (D) in connection with the defense or settlement of any claim, suit or action brought or threatened against the Executive by or in the right of the

     Company or Rouse. Notwithstanding any provision contained herein to the contrary, the term "Confidential Information" shall not be deemed to include any general knowledge, skills or experience acquired by the Executive or any knowledge or information known or available to the public in general. Moreover, the Executive shall be permitted to retain copies of, or have access to, all such Confidential Information relating to any disagreement, dispute or litigation (pending or threatened) involving the Executive.

               (c) Employees of the Company and its Affiliates. During the
                   -------------------------------------------
     Restricted Period, without the prior written consent of the Chief Executive Officer of Rouse or the Board of Directors of the Company, the Executive shall not, directly or indirectly, hire or solicit, or cause others to hire or solicit, for employment by any person other than the Company or any affiliate or successor thereof, any employee of, or person employed within the two years preceding the Executive's hiring or solicitation of such person by, the Company and its affiliates or successors or encourage any such employee to leave his employment. For this purpose, any person whose employment has been terminated involuntarily by Rouse or the Company shall be excluded from those persons protected by this Section 3.1(c) for the benefit of the Company.

               (d) Business Relationships.  During the Restricted Period, the
                   ----------------------
     Executive shall not, directly or indirectly, request or advise a person that has a business relationship with the Company to curtail or cancel such person's business relationship with the Company.

          3.2       Rights and Remedies Upon Breach.  If the Executive breaches,
                    -------------------------------
or threatens to commit a breach of, any of the provisions contained in Section
3.1 of this Agreement (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

               (a) Specific Performance.  The right and remedy to have the
                   --------------------
     Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

               (b) Accounting.  The right and remedy to require the Executive to
                   ----------
     account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Executive as the result of any action constituting a breach of Restrictive Covenants.

          3.3  Severability of Covenants.  The Executive acknowledges and agrees
               -------------------------
that the Restrictive Covenants are reasonable and valid in duration and geographical scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid portions. The provisions set forth in Section 3.1 above shall be in addition to any other provisions of the Business Conduct and Ethics Policy applicable to employees of Rouse and its subsidiaries during the term of Executive's employment.

          4.   Termination.
               -----------

          4.1       Termination upon Death or Disability.  If the Executive
                    ------------------------------------
either dies or becomes entitled to benefits under a Company long-term disability plan or program during the Term, the

Term shall automatically terminate thereupon, and the Executive or the Executive's estate, as the case may be, shall be entitled to receive, in addition to any life insurance or disability benefits which are payable, as soon as reasonably practicable after the separate determinations thereof, (i) the Base Salary earned, but unpaid, up to such date of termination, (ii) any unpaid vested Benefits accrued up to such date of termination, (iii) an amount equal to the product of (a) the Annual Bonus, if any, otherwise payable with respect to the year in which the Term is terminated, multiplied by (b) a fraction, the numerator of which is the number of days elapsed in such year as of the termination date and the denominator of which is 365. These items are in addition to and shall not reduce any other benefits to which the Executive or his estate may be entitled (such as the stock grant, the loan agreement, and the stock options).

          4.2  Other Termination.
               -----------------

          (a) Termination With and Without Cause. Notwithstanding any provision
              ----------------------------------
     of the Agreement to the contrary, the Company has the right, at any time during the Term, exercisable by serving written notice, effective on or after the date of service of such notice as specified therein, to terminate the Executive's employment under this

     Agreement and to discharge the Executive with or without cause. To be valid, any such notice may be effective no sooner than 30 days after service, and it must state whether the termination is with cause (and the reasons therefor) or without cause. Any such termination of employment by the Company, whether with or without cause or voluntary or involuntary, shall terminate the Term and thereafter no amounts shall be payable, or Benefits provided, to the Executive by the Company pursuant to this Agreement except as provided herein, including: (i) the Base Salary then earned, but unpaid, plus an amount equal to the Base Salary which would have been earned up to and including the end of the Term (as otherwise determined before such termination), (ii) any unpaid vested Benefits accrued up to such date of termination, (iii) an amount equal to the aggregate of the Annual Bonuses which would have been payable on account of any periods ending on or before the end of the Term (as otherwise determined before such termination), which bonuses shall, for each such period be equal to sixty percent (60%) of the then current Base Salary. All of the foregoing amounts shall be payable in a lump sum, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, within fifteen (15) days after the termination date. (iv) To the extent the Executive is eligible thereunder, for a period through the end of the Term (as otherwise determined before termination pursuant to Section 4.2 hereof), the Executive shall continue to be provided life insurance, disability, long-term disability policies and any other Benefits provided to the Executive on the date hereof or such successor policies in effect at the time of the Executive's termination, and shall also continue to be covered for the applicable period by such other insurance, disability, health or other Benefit program, plan or policy by which he was covered at the time of the Executive's termination. In the event the Executive is ineligible to continue to be so covered under the terms of any such life insurance, disability, long-term disability, insurance, health or other Benefit program, plan or policy, the Company shall provide to the Executive through other sources such benefits, including such additional benefits, as may be necessary to make the benefits applicable to the Executive substantially equivalent to those in effect immediately prior to such termination, provided that if during such
                                                   --------
     period the

     Executive should enter into the employ of another company or firm which provides to the Executive substantially similar benefit coverage, the Executive's participation in the comparable benefits provided by the Company, either directly or through such other sources, shall cease. Nothing contained in this paragraph shall be deemed to require or permit termination or restriction of any of the Executive's coverage under any plan or program of the Company or any of its subsidiaries or any successor plan or program thereto to which the Executive is entitled under the terms of such plan or program, whether at the end of the aforementioned period or at any other time.

          These items are in addition to and shall not reduce any other benefits to which the Executive may be entitled (such as, the stock grant, the loan agreement, and the stock options).

          Nothing in this Agreement shall prevent the Executive's right to terminate his employment with the Company.

          (b) Termination for Good Reason.  Notwithstanding any provision of the
              ---------------------------
     Agreement to the contrary, the Executive has the right, at any time during the Term, exercisable by serving written notice, effective on or after the date of service of such notice as specified therein, to terminate his employment under this Agreement with or without Good Reason (as defined in the Executive's option agreement). Any such termination shall terminate the Term, and in the case of the Executive's termination for Good Reason, the following amounts shall be payable or provided by the Company: (i) the Base Salary then earned, but unpaid, plus an amount equal to the Base Salary which would have been earned up to and including the end of the Term (as otherwise determined before such termination), (ii) any unpaid vested Benefits accrued to such date of termination, (iii) an amount equal to the aggregate Annual Bonuses which would have been payable on account of any periods ending on or before the end of the Term (as otherwise determined before such termination) which bonuses shall, for each such period be equal to sixty percent (60%) of the then current Base Salary. All of the foregoing amounts shall be payable in a lump sum, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, within fifteen (15) days after the termination date. (iv) To the extent the Executive is eligible thereunder, for a period through the end of the Term (as otherwise determined before termination pursuant to Section 4.2 hereof), the Executive shall continue to be provided life insurance, disability, long-term disability policies and any other Benefits provided to the Executive on the date hereof or such successor policies in effect at the time of the Executive's termination, and shall also continue to be covered for the applicable period by such other insurance, disability, health or other Benefit program, plan or policy by which he was covered at the time of the Executive's termination. In the event the Executive is ineligible to continue to be so covered under the terms of any such life insurance, disability, long-term disability, insurance, health or other Benefit program, plan or policy, the Company shall provide to the Executive through other sources such benefits, including such additional benefits, as may be necessary to make the benefits applicable to the Executive substantially equivalent to those in effect immediately prior to such termination, provided that if during such period the Executive should enter into the employ of another company or firm which provides to the Executive substantially similar benefit coverage, the Executive's participation in the comparable benefits provided by the

     Company, either directly or through such other sources, shall cease. Nothing contained in this paragraph shall be deemed to require or permit termination or restriction of any of the Executive's coverage under any plan or program thereto to which the Executive is entitled under the terms of such plan or program, whether at the end of the aforementioned period or at any other time. These items are in addition to and shall not reduce any other benefits to which the Executive may be entitled (such as the Stock Grant, the Loan Agreement, and the Stock Agreement).

          (c) Termination Without Good Reason.  Notwithstanding any provision of
              -------------------------------
     the Agreement to the contrary, the Executive has the right, at any time during the Term, exercisable by serving written notice, effective on or after the date of service of such notice as specified therein, to terminate his employment under this Agreement with or without Good Reason (as defined in the Executive's option agreement). Any such termination shall terminate the Term, and in the case of the Executive's termination without Good Reason the following amounts shall be payable or provided by the Company:
     (i) the Base Salary then earned, but unpaid, (ii) any unpaid vested Benefits accrued to such date of termination, (iii) an amount equal to the product of (a) the Annual Bonus, if any, otherwise payable with respect to the year in which the Term is terminated, multiplied by (b) a fraction, the numerator of which is the number of days elapsed in such year as of the termination date and the denominator of which is 365. All of the foregoing amounts shall be payable in a lump sum, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, within fifteen (15) days after the termination date.

          These items are in addition to and shall not reduce any other benefits to which the Executive may be entitled (such as, the stock grant, the loan agreement, and the stock options).

          4.3  Stock Grant and Stock Options.  In the event of any termination
               -----------------------------
described in Sections 4.1 or 4.2 above, Executive's rights with regard to his stock grant, loan agreement and stock options shall be as set forth in the respective agreement containing the terms and conditions pertaining thereto.

          4.4  Certain Additional Payments by the Company. Anything in this
               ------------------------------------------
Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Subject to the provisions of this Section 4.4, all determinations required to be made hereunder, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by KPMG Peat Marwick or such other accounting firm which at the time audits the financial statements of the Company (the "Accounting Firm") at the sole expense of the Company, which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the date of termination of the Executive's employment under this Agreement, if applicable, or such earlier time as is requested by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with an opinion that he has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments, which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant hereto and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

          The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including (without limitation) accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith to contest effectively such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claim;

provided that the Company shall bear and pay directly all costs and expenses
--------
(including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions hereof the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine, provided that if the Company
                                                  --------
directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance, and further provided that any extension of the statute of limitations
             -----------------
relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          If, after the receipt by the Executive of an amount advanced by the Company pursuant hereto, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements hereof) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant hereto, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the

Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5.   Other Provisions.
               ----------------

          5.1  Notices.  Any notice or other communication required or permitted
               -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, on the date of actual receipt thereof, as follows:

          (i)  If to the Company or Rouse, to:

                    The Rouse Company
                    10275 Little Patuxent Parkway
                    Columbia, Maryland  21044
                    Attn: General Counsel

          (ii) If to the Executive, to:

                    John L. Goolsby
                    9029 Greensboro Lane
                    Las Vegas, Nevada  89134

               Any party may change its address for notice hereunder by notice to the other party hereto.

               5.2  Entire Agreement.  This Agreement, including the attached
                    ----------------
Schedules which are a part hereof for all purposes, contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

               5.3  Governing Law.  This Agreement shall be governed and
                    -------------
construed in accordance with the laws of the State of Nevada.

               5.4  Assignment.  The obligations of the Executive hereunder are
                    ----------
personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary organization or company of the Company, so long as the obligations of the Company under this Agreement remain the obligations of the Company and of Rouse, provided that the Company will require any successor (whether direct or
--------
indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably acceptable to the Executive, to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

               5.5  Termination.  Except as otherwise provided expressly herein,
                    -----------
this Agreement shall terminate upon end of the Restricted Period.

               6.  Resolution of Disputes.
                   ----------------------

               6.1  Negotiation.  The parties shall attempt in good faith to
                    -----------
resolve any dispute arising out of or relating to this Agreement promptly by negotiations between the Executive and an executive officer of the Company and Rouse who has authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 10 days after the effective date of such notice, the Executive and an executive officer of the Company and Rouse shall meet at a mutually acceptable time and place within the Las Vegas, Nevada metropolitan area, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 30 days of the disputing party's notice, or if the parties fail to meet within 10 days, either party may initiate arbitration of the controversy or claim as provided hereinafter. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three business days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this Section 6.1 shall be treated as compromise and settlement negotiations for the purposes of the federal and state rules of evidence and procedure.

          6.2  Arbitration.  Any dispute arising out of or relating to this
               -----------
Agreement or the breach, termination or validity thereof, which has not been resolved by non-binding means as provided in Section 6.1 within 60 days of the initiation of such procedure, shall be finally settled by arbitration conducted expeditiously in accordance with the Center for Public Resources, Inc. ("CPR") Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators, of whom each party shall appoint one, provided that if one party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate arbitration before the expiration of such period. Any such party shall be appointed from the CPR Panels of Neutrals. The arbitration shall be governed by the United States

Arbitration Act and any judgment upon the award decided upon the arbitrators may be entered by any court having jurisdiction thereof. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any damages in excess of compensatory damages. Each party hereby acknowledges that compensatory damages include (without limitation) any benefit or right of indemnification given by another party to the other under this Agreement.

          6.3  Expenses.  The Company shall promptly pay or reimburse the
               --------
Executive for all costs and expenses, including, without limitation, court costs and attorneys' fees, incurred by the Executive as a result of any claim, action or proceeding (including, without limitation a claim action or proceeding by the Executive against the Company or Rouse) arising out of, or challenging the validity or enforceability of, this Agreement or any provision hereof.

     7.  Guaranty.  In addition to Rouse's own obligations under this Agreement,
         --------
Rouse undertakes that on default of the Company it will be bound by and will do and perform all acts and things referred to or provided to be done by the Company under this Agreement. Except as may be expressly set forth herein, no provision of this Agreement is intended to limit the Executive's authority as Chief Executive Officer of the Company and no such action shall have the effect of waiving or otherwise affecting the validity or quantity of Rouse's guaranty hereunder.

     8.  Successors.  This Agreement shall be binding upon and inure to the
         ----------
benefit of the Executive and his heirs, executors, administrators and legal representatives. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns.

     9.  No Mitigation or Set-Off.  The provisions of this Agreement are not
         ------------------------
intended to, nor shall they be construed to, require that the Executive mitigate the amount of any payment provided for in this Agreement by seeking or accepting other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by the Executive as a result of his employment by another employer or otherwise. The Company's or Rouse's obligations to make the payments to the Executive required under this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, right or action that the Company or Rouse may have against the Executive.

     10. This Agreement may be amended or modified by an agreement in writing executed by all of the parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement effective for all purposes as of the date first above written.

WITNESS/ATTEST:                     TRC ACQUISITION COMPANY I


                                    By:
-------------------------              ---------------------------
                                              President


                                    THE ROUSE COMPANY



                                    By:
-------------------------              ---------------------------
                                              President


-------------------------           ------------------------------
                                              John L. Goolsby

                                  SCHEDULE 1

                                John L. Goolsby

                    Executive's Participation as a Director
                           in Commercial Corporation

     Bank of America

     Nevada Power Company

     America West Airlines, Inc.

                                   EXHIBIT A
                                   ---------



                                              Effective Date


John L. Goolsby
-----------------------
-----------------------
-----------------------

Dear                  :
     -----------------

          On February 22, 1996, the Board of Directors of the Company granted you a stock bonus under the 1994 Stock Incentive Plan for 40,000 shares of the Company's Common Stock (the "Bonus Shares"). This stock bonus is subject to the following restrictions:

          1. If your employment with the Company terminates for any reason other than death, total disability, discharge without good cause or retirement from the Company after attaining age 62 or the termination of employment by you for Good Reason (as defined in your Operating Agreement), the Bonus Shares that are still subject to the restrictions will be forfeited to the Company without payment therefor.

          2. You may not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Bonus Shares except to the extent that the restrictions have lapsed.

          The restrictions on the Bonus Shares will lapse as to thirty percent (30%) of the shares on January 1, 1997, an additional thirty percent (30%) of the shares on January 1, 1998 and the remaining forty percent (40%) of the shares on January 1, 1999. Attachment 1, attached hereto and incorporated by reference herein.

          You may have The Rouse Company retain or accept a sufficient number of shares to satisfy the Company's tax withholding obligations or your tax liabilities in connection with the receipt of the Bonus Shares, the lapse of restrictions with respect to the Bonus Shares, the sale of the Bonus Stock or the receipt or forgiveness of a loan or loans relating to the Bonus Shares.

          Three certificates for shares of the The Rouse Company's Common Stock in the respective amounts of 12,000 shares, 12,000 shares and 16,000 shares, have been delivered to you. The legend on the reverse side of each certificate describes the restrictions to which the stock represented by such certificate is subject.

Page 2
Effective Date
John L. Goolsby

          Enclosed is a Loan Agreement between the Company and you. Section 6 of the Agreement defines "total disability" and "discharge without good cause."
Section 2 of the Option Agreement defined "Good Reason". In the event of your death, total disability, discharge without good cause or retirement from the Company after attaining age 62 or your termination of employment for Good Reason (as defined in your Option Agreement), all restrictions on your Bonus Shares will immediately terminate, and you will own those shares outright.

          To acknowledge your agreement to the terms and restrictions to which the Bonus Shares are subject, please sign and date the original of this letter. The copy is for your files. You should also sign and date the enclosed Loan Agreement and Promissory Note. When you actually receive any portion of the proceeds of the loan, you also will need to sign a Receipt, a copy of which is enclosed. The signed documents, including the original of this letter, should be returned to Dave Schwiesow.

          If you have any questions concerning your stock bonus, please feel free to contact me.

                                    Sincerely yours,

                                    THE ROUSE COMPANY


                                    By
                                      --------------------------
                                         Anthony W. Deering
                                         President and Chief
                                         Executive Officer
Enclosures

The undersigned agrees to the
above-described terms and
restrictions to which the
Bonus Shares are subject.

Signature:
          ------------------------
Date:
     -----------------------------

                       ATTACHMENT 1 to Letter Agreement
                             Regarding Stock Grant


     Any capitalized term used herein which is not otherwise defined shall have the meaning attributed to it in the letter agreement (the "Letter Agreement") to which this is attached or the Executive's Employment Agreement (the "Employment Agreement").

     The Letter Agreement provides that certain restrictions (the "Restrictions") on the Bonus Shares shall lapse if the Chief Executive Officer of Rouse (the "Rouse CEO") shall determine that certain objectives for "income from operations" for The Howard Hughes Corporation (the "Income Objectives") have been achieved. The purpose of this Attachment is to set forth the procedure for (i) setting the Income Objectives for each year and (ii) determining whether the Income Objectives have been obtained. The parties further recognize that the Executive will be establishing annual objectives (the "Bonus Objectives") to be used in connection with the Executive's participation in The Rouse Company incentive compensation program. The parties also wish to provide for the integration of the processes by which the Bonus Objectives and the Income Objectives are established. Therefore, the Income Objectives and Bonus Objectives described herein must also be the same as the annual objectives for The Howard Hughes Corporation integrated into The Rouse Company's corporate objectives for its annual incentive compensation program.

     On or prior to December 15, 1996 and December 15, 1997 the Executive shall submit a proposed business plan to the Rouse CEO for the ensuing calendar year. The proposed Business Plan shall be in form similar to the approved 1996 business plan which is attached hereto as Exhibit 1. The proposed business plan shall be subject to review and approval by the Rouse CEO. The Executive and the Rouse CEO shall discuss in good faith any revisions to the proposed plan required by the CEO, but notwithstanding such discussions, the business plan shall be subject to the approval of the Rouse CEO in the exercise of his discretion. The business plan shall constitute an essential portion of the Executive's Bonus Objectives, it being acknowledged that for 1997 and 1998, the Executive may include in his Bonus Objectives, other performance objectives, in addition to the business plan, as he and the Rouse CEO shall agree.

     In formulating the business plan the Executive and the Rouse CEO shall agree on a budgeted amount of "income from operations" to be generated by The Howard Hughes Corporation, such amount to be calculated in the manner as set forth in Exhibit 2 entitled "The Howard Hughes Corporation" - Projected Summary of Operations 1996-1998 (the "Current Projections") attached hereto.

     The Income Objectives for 1996 shall be $46,896,000 as shown on the Current Projections, as may be adjusted for changes in accounting policies and practices, as described below. The Income Objectives for 1997 and 1998 shall be presumed to be the amounts shown on the Current Projections for those years subject to submission and review of the annual business plan as set forth above. In submitting the proposed business plan for 1997 and 1998 the Executive may suggest revisions to the Income Objectives. The final determination of the Income Objectives shall be subject to the approval of the Rouse CEO, but in no event shall the Rouse CEO increase the Income Objectives for 1997 or 1998 above the amounts set forth in the Current Projections. Moreover, the Income Objectives for 1996, 1997 and 1998 shall be adjusted to reflect any changes in accounting policies and practices implemented by The Howard Hughes Corporation after the Merger.

     Within ten (10) days after the year end financial results of the Company are made available to the Rouse CEO, he shall determine whether, in his good faith judgment, the Company's income from operations has met or exceeded, the Income Objectives. If the Income Objectives have been met or exceeded, then the Restrictions as to the applicable percentage of Bonus Stock shall be removed.
If the income from operations is less than the Income Objectives, then the Rouse CEO may determine that the Restrictions as to the full percentage, or some lesser percentage of the Bonus Stock shall be removed. In making such determination, the Rouse CEO shall take into consideration, as he deems appropriate, factors which may have affected the Company's ability to meet the Income Objectives, including unusual market conditions, Rouse's failure to approve (or take other appropriate action regarding) any material recommendation by the Executive regarding the Company or to the extent Rouse rather than the Executive assumes responsibility for providing equity requirements or financing, the failure of Rouse to provide such equity requirements or financing.

     Notwithstanding the foregoing, (i) if the Income Objectives for either 1996 or 1997 are not met, but as of the end of 1997, the aggregate net income from operations for 1996 and 1997 equals or exceeds the aggregate Income Objectives for 1996 and 1997 then the Restrictions on the Bonus Stock eligible for removal in 1996 and 1997 shall be removed and (ii) if the aggregate income from operations for 1996, 1997 and 1998 equals or exceeds the aggregate Income Objectives for 1996, 1997 and 1998 then the Restrictions as to all of the Bonus Stock shall be removed, notwithstanding that for any of the individual years 1996, 1997 and 1998 the income from operations did not meet or exceed the Income Objectives. The income from operations shall be deemed to have met the Income Objectives and the Restrictions shall automatically be removed as of January 31 of each applicable year unless prior thereto the Rouse CEO shall have notified the Executive in writing of his determination that the Restrictions are not to be fully removed. The Rouse CEO agrees to discuss with the Executive, at his request, any determination that the Restrictions are not to be fully removed.

          With regard to any shares of Bonus Stock as to which the Restrictions have not been removed by February 1, 1999 such shares shall be forfeited to The Rouse Company without payment therefor and any rights of the Executive therein shall be terminated.

                           EXHIBIT 1 to ATTACHMENT 1
                           -------------------------

                              1996 Business Plan
                              ------------------

The following are key objectives for 1996:

     1. Produce revenues consistent with the Projected Summary of Operations for 1996.

     2. Complete or commence construction of the following commercial/residential projects in accordance with approved budgets.

        Hughes Center
        -------------
        Restaurant                          23,500 square feet
        Office                              85,000 square feet

        Summerlin Commercial
        --------------------
        Office/flex                         276,000 square feet

        Hughes Airport Center
        ---------------------
        Office/industrial/flex              248,000 square feet

        Hughes Cheyenne Center
        ----------------------
        Industrial/flex                     210,000 square feet

     3. Continue or commence construction of required infrastructure to support land sales on Summerlin Villages 3, 11/12 and 14A.

     4. Obtain required permanent project financing for 1996 as follows

          (with Rouse support where required):

        Hughes Center                       $39,500,000
        Summerlin Commercial                 20,750,000
        Hughes Airport                       25,200,000

     5. Complete next increment of Special Improvement District Financing of approximately $40,000,000 for Summerlin.

     6. Complete the lease up of new commercial buildings consistent with approved pro forma.

     7. Maintain occupancy in existing commercial buildings within 5% of December 1995 levels.

                           EXHIBIT 2 TO ATTACHMENT 1

                         The Howard Hughes Corporation
                        Projected Summary of Operations
                                  1996 - 1998
                                (in thousands)

                                            1996       1997       1998

Operating Revenues:
 Income producing properties                73,379     88,285    100,097
 Development properties                    116,472    146,428    107,201
 Investment properties                       8,485     43,871     17,465
   Subtotal                                198,336    278,584    224,763

Cost of Revenues:
 Income producing properties               (27,959)   (32,840)   (36,288)
 Development properties                    (81,979)   (97,508)   (74,132)
 Investment properties                      (1,918)    (5,891)    (2,669)
   Subtotal                               (111,856)  (136,239)  (113,089)

Gross Project From Operations               86,480    142,345    111,674

Other Income (Expense):
 General and administrative                (10,659)   (10,290)   (10,555)
 Interest income                             8,517      4,492      5,642
 Interest expense (net of capitalized)     (18,990)   (28,789)   (24,260)
 Depreciation and amortization             (20,517)   (21,775)   (24,349)
 Abandoned Tenant Costs
 Other - net                                 2,065      2,768      2,811
   Subtotal                                (39,584)   (53,594)   (50,711)

Income from Operations                      46,896     88,751     60,963

                                   EXHIBIT B
                                   ---------

                                LOAN AGREEMENT

          THIS AGREEMENT is made as of the ___ day of __________, 1996, ("Agreement"), by and between JOHN L. GOOLSBY (the "Borrower") and THE ROUSE COMPANY, a Maryland corporation (the "Company").

          WHEREAS, the Borrower, a senior officer of The Howard Hughes Corporation, a subsidiary of the Company, intends to continue to serve the Company for the foreseeable future, subject to the direction of the Board of Directors of the Company; the Borrower wishes to borrow money from the Company for purposes which include the satisfaction of certain obligations that he has incurred or will incur with respect to the receipt of shares of Common Stock of the Company pursuant to the Company's 1994 Stock Incentive Plan (the "Shares"), including, but not limited to, the payment of federal and state income taxes; the Company, in recognition of the services the Borrower has performed for The Howard Hughes Corporation, and in contemplation of future services that the Borrower will perform for The Howard Hughes Corporation, has determined to extend credit to the Borrower on the terms set forth herein, it being the considered view of the Board of Directors of the Company that the best interests of the Company and its stockholders will be served and advanced through the continued services of Borrower to the Company.

       NOW THEREFORE, for good and valuable consideration as reflected in this Agreement, the Company and the Borrower agree as follows:

          1. The Company agrees to lend to Borrower, and Borrower agrees to borrow from the Company from time to time, [the principal sum of one-half ( 1/2) market value (the "Loan Amount") of the shares on the effective date of the Merger (the "Effective Date"], which loan shall be evidenced by the Promissory Note of Borrower (attached as Exhibit A) Borrower may borrow all or any portion of the principal sum of the loan upon at least one day's written notice to the Company (attached as Exhibit B), except that Borrower must borrow at least [one-third of loan] on or before each of [January 31, 1997], [January 31, 1998] and [January 31, 1999]. The loan shall be the unsecured obligation of Borrower, shall bear interest as stated in the Promissory Note, payable on January 31 of each year, at the rate of 5% per annum on the principal balance outstanding from time to time, shall mature in its entirety on [January 31, 1999], and shall be repayable (unless forgiven as hereinafter set forth) as to principal in three equal installments of [one-third of Loan Amount] payable on [January 31] in each of the years 1997 through 1999. The Company agrees that Borrower is entitled to the entire loan proceeds and is entitled to have the loan forgiven notwithstanding whether the Borrower remains an employee of the Company at the time the restrictions lapse.

          2. The Company represents and warrants to Borrower that this Agreement has been duly authorized by its Board of Directors and constitutes the legal, valid and enforceable obligation of the Company in consideration of the obligations of

Borrower under this Agreement, the Promissory Note and the contemplated services of Borrower. The Company understands that the Promissory Note constitutes the unsecured obligation of Borrower.

          3. Borrower represents and warrants to the Company that he intends to apply the proceeds of the loan from the Company for purposes that include the payment of obligations, and interest thereon, incurred or to be incurred by him in connection with the grant of the Shares, including the payment of federal and state income taxes.

          4. On January 31 in each of the years 1997 through 1999, Borrower's obligation evidenced by the Promissory Note shall be extinguished and forgiven by the Company as to [one-third (1/3) of the loan amount], without any payment by Borrower, provided that Borrower has not prior to any such dates been discharged as an employee of the Company or any subsidiary thereof for cause. Accordingly, if the Borrower has not previously been discharged for cause as of January 31, 1999, his obligation to the Company as evidenced by the Promissory Note shall be extinguished and forgiven totally as to principal without any payment by him except as to interest on the principal balance outstanding from time to time. In no event shall termination of Borrower's employment at any time reestablish personal responsibility of Borrower for amounts of principal indebtedness extinguished and forgiven prior to such termination.

          5. Provided that an uncured Event of Default has not theretofore occurred, in the event of the Borrower's death, total disability, discharge without good cause, retirement from the Company and all subsidiaries thereof after attaining age 62, or termination of employment for Good Reason (as defined in the Option Agreement) at any time prior to January 31, 1999, while he is employed by the Company or any subsidiary thereof, the entire remaining balance of principal indebtedness evidenced by the Promissory Note shall be extinguished and forgiven without any payment on the part of the Borrower except as to accrued interest to the date of the event.

          6. When used in Sections 5 and 7, (a) "total disability" shall mean a disability on the part of the Borrower that has continued for a period of more than 180 days and has prevented him from performing in a usual and proper manner the functions of his position, and (b) "discharge without good cause" shall mean
(i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, any of which has or have a material adverse effect on Borrower's ability to perform the duties of his position or on the good standing, financial condition or profitability of the Company or The Howard Hughes Corporation, and shall be deemed to include any voluntary termination of employment by the Borrower after January 31, 1999; or
(ii) any change of control of the Company or The Howard Hughes Corporation (as hereinafter defined); for purposes hereof, a "change of control" shall mean (1) any merger by the Company or The Howard Hughes Corporation with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company or The Howard Hughes Corporation by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company or The Howard Hughes Corporation (as defined below) and rights to acquire voting securities of the Company or The Howard Hughes Corporation (also as defined below) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company or The Howard Hughes Corporation, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's or The Howard Hughes Corporation's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly. Notwithstanding the preceding sentence, any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, shall not constitute a "change of control."

          For purposes of this Agreement, the term "voting securities" means Common Stock of the Company or The Howard Hughes Corporation or any securities having presently exercisable voting rights that the Company or The Howard Hughes Corporation may issue in the future. "Rights to acquire voting securities" include, but are not limited to, securities that are convertible into voting securities (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities. A person's ownership position shall be computed on the basis that its rights to acquire voting securities are immediately exercisable and exercised.

          7. Upon the occurrence of an Event of Default, as hereinafter defined, the Company may declare all unpaid principal and interest on the Promissory Note to be due and payable within ninety (90) days. For the purposes of this Agreement and the Promissory Note, "Event of Default" shall mean (i) default in the payment when due of any interest on the Promissory Note, which default shall have continued for a period of thirty (30) days after notice to the Borrower or (ii) termination before January 31, 1999 of the Borrower's employment with the Company or any subsidiary other than as a result of death, total disability, discharge without good cause, retirement from the Company or any subsidiary after attaining age 62, or the Borrower's termination of employment for Good Reason (as defined in the Borrower's Option Agreement).

          8. Upon the occurrence of an Event of Default, the Borrower shall be entitled to no further forgiveness of indebtedness under Sections 4 or 5.

          9. This Agreement shall be governed by the laws of the State of Maryland and shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Borrower and his heirs, personal representatives and assigns.

          IN WITNESS WHEREOF, the Company and Borrower have executed this Agreement as of the _______ day of June, 1996.

WITNESS:


--------------------------          --------------------------
                                    JOHN L. GOOLSBY



ATTEST:                             THE ROUSE COMPANY


--------------------------          --------------------------
                                    Anthony W. Deering
                                    President and Chief
                                    Executive Officer

                          EXHIBIT A TO LOAN AGREEMENT
                          ---------------------------

                                PROMISSORY NOTE


                                                              Columbia, Maryland
                                                              ____________, 1996


          FOR VALUE RECEIVED the undersigned, (the "Maker"), promises to pay to the order of THE ROUSE COMPANY (the "Company") the sum of __________ Dollars, or such lesser amount as shall be outstanding from time to time, at the offices of the Company in Columbia, Maryland, with interest on the balance outstanding from time to time at the rate of 5% per annum. This Promissory Note has been issued pursuant to a Loan Agreement, dated [Effective Date], by and between the Maker and the Company to which reference is made for further description of the rights and obligations specified herein and of certain other rights and obligations of the Maker and the Company that affect the terms and provisions of this Promissory Note.

          Interest on the balance outstanding from time to time shall be paid on January 31, 1997, and thereafter on January 31 in each succeeding year until the principal and interest on this Promissory Note are paid in full.

          Payments of principal shall be made in annual installments of _________ Dollars ($__________) on January 31 in each of the years 1997 through 1999, inclusive, unless repaid prior thereto by the Maker or extinguished and forgiven pursuant to the terms of the Loan Agreement. Prepayments of principal may be made in the sole discretion of the Maker, in whole or in part, at any time or from time to time, without penalty.

          The obligation represented by this Promissory Note shall constitute the unsecured general obligation of the Maker. Upon the occurrence of any Event of Default, as defined in the Loan Agreement, the Company may declare all unpaid principal and interest on this Promissory Note to be due and payable within ninety (90) days thereafter. To the extent permitted by law, the Maker waives all exemptions, diligence in collection, demand, presentment for payment, protest and notice of protest of nonpayment. The Company agrees to make an appropriate notation on this Promissory Note to reflect all payments of principal or the extinguishment and forgiveness of principal pursuant to the terms of the Loan Agreement, and upon the Maker's request, the Company will submit this Promissory Note to the Maker for a review of such notation.

          This Promissory Note shall be governed by the laws of the State of Maryland and shall be binding upon and inure to the benefit of the Company, its successors and assigns and to the Maker and the Maker's heirs, personal representatives and assigns.



                                                            (SEAL)
                                    ------------------------
                                    John L. Goolsby

                          EXHIBIT B TO LOAN AGREEMENT
                          ---------------------------

                              NOTICE OF BORROWING


          Pursuant to Section 1 of the Loan Agreement, made as of [Effective Date] by the undersigned and The Rouse Company, this is to request $______________, representing a loan from The Rouse Company to the undersigned under the Loan Agreement.


Dated:
      -------------------           ------------------------------
                                    John L. Goolsby

                                   EXHIBIT C
                                   ---------



                                    Effective Date


John L. Goolsby
---------------------
---------------------
---------------------

Dear                 :
     ----------------

          The Personnel Committee of the Board of Directors of The Rouse Company (the "Company") has granted you an incentive stock option to purchase _________ shares of the Common Stock of the Company and a nonqualified stock option to purchase _________ shares of the Common Stock of the Company. As determined in accordance with Article I(b)(4) of The Rouse Company 1994 Stock Incentive Plan, the exercise price for both options is [price as of Effective Date] per share.

          To accept the options, sign the originals of the enclosed Incentive Stock Option Agreement and Nonqualified Stock Option Agreement and the duplicate of this letter and return them to David Schwiesow. Please retain the copies of the Agreements and the original of this letter for your records.

          If you have any questions concerning your option grants, feel free to give me a call.

                                    Sincerely,

                                    THE ROUSE COMPANY


                                    By:___________________________
                                         Anthony W. Deering
                                         President and
                                         Chief Executive Officer


          I accept the stock options to purchase shares of the Company's Common Stock upon the terms and conditions contained in the Incentive Stock Option Agreement and the Nonqualified Stock Option Agreement, each dated
_________________________ between the Company and me.

                              Signature:______________________

                                                                     EXHIBIT C-1
                                                                     -----------

                               THE ROUSE COMPANY

                           1994 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


          THIS INCENTIVE STOCK OPTION AGREEMENT, effective the [Effective Date] by and between THE ROUSE COMPANY 1994 Stock Incentive Plan, a Maryland corporation (the "Company"), and JOHN L. GOOLSBY (the "Employee").

                                  BACKGROUND
                                  ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1994 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company and its subsidiaries. The Plan is administered by a Committee of the Board of Directors that has authority (i) to grant stock options to officers and other key employees of the Company and its subsidiaries and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                  THE OPTION
                                  ----------

          The Committee has determined to grant a stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1. Grant of Option.
                     ----------------

          a.   Number of Shares.  The Company grants to Employee the right and
               ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of [_________] shares of Common Stock of the Company, par value one cent ($.0l) per share ("Common Stock"), which shares are designated as shares granted under an incentive stock option (as that term is described in Section i(d) below).

          b. Option Price. The purchase price of all such shares of Common Stock shall be $______________ per share, which price is equal to the last sale price for Common Stock on the Effective Date.

          c.   "Option" Defined.  The option granted hereby and all of
               ----------------
Employee's rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.   Tax Status of Option.  The Option is designated as constituting
               --------------------
an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

          SECTION 2. Vesting of Option.  The Company and the Employee
                     -----------------
acknowledge that simultaneously herewith the Employee and the Company are entering into a letter agreement (the "Stock Grant Agreement") pursuant to which the Employee is receiving a grant of 40,000 shares (the "Bonus Stock") of the Common Stock of the Company. Pursuant to the Stock Grant Agreement certain restrictions apply to Employee's ownership of the Bonus Stock which restrictions (the "Restrictions") may be removed as to percentages of the Bonus Stock as of January 31, 1997, January 31, 1998 and January 31, 1999. It is intended that the Option granted herein shall vest at the same time and in the same percentages as the Restrictions on the Bonus Stock are removed. Accordingly, the Option shall vest as to a percentage of the total shares of the Option on each of January 31, 1997, January 31, 1998 and January 31, 1999, which percentage on each such date shall equal the percentage of the total shares of Bonus Stock on which the Restrictions are removed as of each such date.

          In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(d) below), retirement from the Company after attaining age 62, discharge without good cause (as defined in Section 3 below), or in the event of the Employee's termination of employment for Good Reason.

          As used in this paragraph, the term "Good Reason" shall mean the occurrence of any of the following events which is not corrected by the Company within 15 days after Employee has provided the Company with written notice of such event: (i) assignment to the Employee of any duties materially inconsistent with the Employee's position, authority, duties or responsibilities with the Company as established pursuant to the Employment Agreement between the Employee and the Company as then in effect, (ii) reduction of Employee's annual base salary as established pursuant to the Employment Agreement between Employee and the Company as then in effect, (iii) relocation of the Company's principal executive offices or Employee's principal place of performance of his duties and responsibility of employment with the Company to a location outside the Greater Las Vegas area, (iv) a material breach by the Company or Rouse of any of its obligations to Employee pursuant to the Employment Agreement between Employee and the Company as then in effect, (v) any amendment to the articles or bylaws by the Company or Rouse that adversely affects the Employee's right to indemnification by the Company or Rouse, except as may be required by applicable federal or state law, and (vi) the failure of the Company or Rouse to have the obligations under this Agreement assumed by any assignee under Section 5.4 of the Employment Agreement.

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                      ------------------------------------------------------
Defined.
--------

          a.   "Discharge Without Good Cause."  For purposes of this Agreement,
               -----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of The Howard Hughes Corporation; or (ii) any change of control of the Company or The Howard Hughes Corporation(as hereinafter defined).

          b.   "Change of Control."  For purposes of this Agreement, a "change
               ------------------
of control" shall mean (1) any merger by the Company or The Howard Hughes Corporation with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company or The Howard Hughes Corporation by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company or The Howard Hughes Corporation (defined as Common Stock of the Company or The Howard Hughes Corporation or any securities having voting rights that the Company or The Howard Hughes Corporation may issue in the future) and rights to acquire voting securities of the Company or The Howard Hughes Corporation (defined as including, without limitation, securities that are convertible into voting securities of the Company or The Howard Hughes Corporation (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company or The Howard Hughes Corporation, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's or The Howard Hughes Corporation's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly. Notwithstanding the preceding sentence, any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, shall not constitute a "change of control."

          SECTION 4. Termination of Option.
                     ----------------------

          a.   Termination for Cause.  If Employee's employment is terminated by
               ---------------------
the Company for cause, all unexercised rights under the option shall expire on the date of such termination.

          b.   Other Termination.  If, before the Option vests as provided in
               -----------------
Section 2 above, Employee's employment with the Company or any subsidiary terminates for any reason other than death, total disability (as defined in Section 5 (d) below) , retirement from the Company or any subsidiary after attaining age 62, discharge without good cause (as defined in Section 3 above), or the Employee's termination of employment for Good Reason (as defined in Section 2 above) the option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.   Exercise Period - General.  Subject to the provisions of Sections
               -------------------------
5 (b) and 5 (c) below, Employee may exercise the Option to purchase the vested shares at any time (whether while serving as an employee of the Company or any subsidiary or after ceasing to be an employee of the Company or any subsidiary), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including (ten (10) years) (the "Expiration Date"), notwithstanding that Employee may forfeit the favorable tax treatment afforded the option if Employee exercises the option later than three (3) months after such termination.

          b.   Exercise Period - Certain Terminations of Employment.  Employee
               ----------------------------------------------------
may exercise the Option to purchase the vested shares for only one year following a voluntary termination of employment other than upon retirement from the Company after attaining age 62, a termination of employment due to a discharge without good cause (as defined in Section 3 above) or the Employee's termination of employment for Good Reason (as defined in Section 2 above).

          c.   Exercise Period - Death or Total Disability.  If Employee dies or
               -------------------------------------------
becomes totally disabled (as defined in Section 5(d) below) either while serving as an employee of the Company or any subsidiary or after ceasing to be an employee of the Company or any subsidiary, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          d.   "Total Disability" Defined.  "Total disability" shall mean a
                -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          e.   Exercise before the Expiration Date. Notwithstanding any other
               -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the option be exercised after [ten (10) years after Effective Date].

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company, (ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the option or a sale of the underlying shares to satisfy the

Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 8.  Adjustments upon Certain Changes in the Common Stock. If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more. stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 9.  Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until certificates for such shares have been issued.

          SECTION 10.  Assignment or Transfer.  Except for transfer by
                       ----------------------
testamentary instrument or the laws of inheritance, descent and distribution, the Option may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          SECTION 11.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company or any subsidiary. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which (except as otherwise provided in the Employment Agreement) is at will, at any time.

          SECTION 12.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 13.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 14.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 15.  Applicable Law. This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST/WITNESS:                     THE ROUSE COMPANY



                                    By
------------------------              ----------------------------
                                         ANTHONY W. DEERING
                                         President and
                                         Chief Executive Officer


------------------------              ----------------------------
                                         JOHN L. GOOLSBY

                                                                     EXHIBIT C-2
                                                                     -----------


                               THE ROUSE COMPANY

                           1994 STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


          THIS NONQUALIFIED STOCK OPTION AGREEMENT, effective [Effective Date], by and between THE ROUSE COMPANY, a Maryland corporation (the "Company"), and John L. Goolsby (the "Employee").

                                   BACKGROUND
                                   ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1994 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company. The Plan is administered by a Committee of the Board of Directors that has authority (i) to grant stock options to officers and other key employees of the Company and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                   THE OPTION
                                   ----------

          The Committee has determined to grant a nonqualified stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the nonqualified stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1.  Grant of Option.
                      ---------------

          a.  Number of Shares.  The Company grants to Employee the right and
              ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of [40,000 minus number of incentive shares] shares of Common Stock of the Company, par value one cent ($.01) per share ("Common Stock").

          b.  Option Price.  The purchase price of all such shares of Common
              ------------
Stock shall be [___________], which price is equal to the last sale price for Common Stock on the Effective Date.

          c.  "Option" Defined.  The option granted hereby and all of Employee's
              ----------------
rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.   Tax Status of Option.  This option is designated as not
               --------------------
constituting an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended. If, however, there is a change in law that permits all or any portion of the shares granted under this Agreement to be treated as shares granted under an "incentive stock option," the Company (by the Chairman of the Board or Chief Executive Officer of the Company) and Employee may mutually agree that such shares shall be treated as shares granted under an "incentive stock option," and the Company and Employee may amend this Agreement or enter into such other agreements as may be necessary or desirable to provide that such shares shall be treated as shares granted under an "incentive stock option."

          SECTION 2.  Vesting of Option. The Company and the Employee
                      -----------------
acknowledge that simultaneously herewith the Employee and the Company are entering into a letter agreement (the "Stock Grant Agreement") pursuant to which the Employee is receiving a grant of 40,000 shares (the "Bonus Stock") of the Common Stock of the Company. Pursuant to the Stock Grant Agreement certain restrictions apply to Employee's ownership of the Bonus Stock which restrictions (the "Restrictions") may be removed as to percentages of the Bonus Stock as of January 31, 1997, January 31, 1998 and January 31, 1999. It is intended that the Option granted herein shall vest at the same time and in the same percentages as the Restrictions on the Bonus Stock are removed. Accordingly, the Option shall vest as to a percentage of the total shares of the Option on each of January 31, 1997, January 31, 1998 and January 31, 1999, which percentage on each such date shall equal the percentage of the total shares of Bonus Stock on which the Restrictions are removed as of each such date.

     In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(d) below), retirement from the Company after attaining age 62, discharge without good cause (as defined in Section 3 below), or in the event of the Employee's termination of employment for Good Reason.

          As used in this paragraph, the term "Good Reason" shall mean the occurrence of any of the following events which is not corrected by the Company within 15 days after Employee has provided the Company with written notice of such event: (i) assignment to the Employee of any duties materially inconsistent with the Employee's position, authority, duties or responsibilities with the Company as established pursuant to the Employment Agreement between the Employee and the Company as then in effect, (ii) reduction of Employee's annual base salary as established pursuant to the Employment Agreement between Employee and the Company as then in effect, (iii) relocation of the Company's principal executive offices or Employee's principal place of performance of his duties and responsibility of employment with the Company to a location outside the Greater Las Vegas area, (iv) a material breach by the Company of any of its obligations to Employee pursuant to the Employment Agreement between Employee and the Company as then in effect, (v) any amendment to the articles or bylaws by the Company or Rouse that adversely affects the Employee's right to indemnification by the Company or Rouse, except as may be required by applicable federal or state law, and (vi) the failure of the Company or Rouse to have the obligations under this Agreement assumed by any assignee under Section 5.4 of the Employment Agreement.

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                       -----------------------------------------------------
Defined.
-------

          a.  "Discharge Without Good Cause."  For purposes of this Agreement,
               ----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of The Howard Hughes Corproation; or (ii) any change of control of the Company or The Howard Hughes Corporation (as hereinafter defined).

          b.  "Change of Control."  For purposes of this Agreement, a "change of
               -----------------
control" shall mean (1) any merger by the Company or The Howard Hughes Corporation with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company or The Howard Hughes Corporation by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company or The Howard Hughes Corporation (defined as Common Stock of the Company or The Howard Hughes Corporation or any securities having voting rights that the Company or The Howard Hughes Corporation may issue in the future) and rights to acquire voting securities of the Company or The Howard Hughes Corporation (defined as including, without limitation, securities that are convertible into voting securities of the Company or The Howard Hughes Corporation (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company or The Howard Hughes Corporation, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's or The Howard Hughes Corporation's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly. Notwithstanding the preceding sentence, any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, shall not constitute a "change of control."

          SECTION 4.  Termination of Option.
                      ---------------------

          a.  Termination for Cause.  If Employee's employment is terminated by
              ---------------------
the Company for cause, all unexercised rights under the Option shall expire on the date of such termination.

          b.  Other Termination.  If, before the Option vests as provided in
              -----------------
Section 2 above, Employee's employment with the Company or any subsidiary terminates for any reason other than death, total disability (as defined in Section 5(d) below), retirement from the Company or any subsidiary after attaining age 62, or discharge without good cause (as defined in Section 3 above), or the Employee's termination of employment for Good Reason (as defined in Section 2 above) the Option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.  Exercise Period - General.  Subject to the provisions of Sections
              -------------------------
5(b) and 5(c) below, Employee may exercise the Option to purchase the vested shares at any time (whether while serving as an employee of the Company or any subsidiary or after ceasing to be an employee of the Company or any subsidiary), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including [Ten (10) years after the Effective Date (the "Expiration Date")].

          b.  Exercise Period - Certain Terminations of Employment.  Employee
              ----------------------------------------------------
may exercise the Option to purchase the
vested shares for only one year following a voluntary termination of employment other than upon retirement from the Company after attaining age 62, a termination of employment due to a discharge without good cause (as defined in Section 3 above) or the Employee's termination of employment for Good Reason (as defined in Section 2 above).

          c.   Exercise Period - Death or Total Disability.  If Employee dies or
               -------------------------------------------
becomes totally disabled (as defined in Section 5(d) below) either while serving as an employee of the Company or any subsidiary, or after ceasing to be an employee of the Company or any subsidiary, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          d.  "Total Disability" Defined.  "Total disability" shall mean a
               -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          e.  Exercise before the Expiration Date. Notwithstanding any other
              -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the Option be exercised after February 21, 2006.

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company, (ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the Option or a sale of the underlying shares to satisfy the Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 8.  Adjustments upon Certain Changes in the Common Stock.  If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 9.  Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until certificates for such shares have been issued.

          SECTION 10.  Assignment or Transfer.  Except for transfer by
                       ----------------------
testamentary instrument or the laws of inheritance, descent and distribution, the Option may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          SECTION 11.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company or any subsidiary. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which (except as otherwise provided in the Employment Agreement) is at will, at any time.

          SECTION 12.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 13.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 14.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 15.  Applicable Law.  This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST/WITNESS:                     THE ROUSE COMPANY

                                    By
-----------------------------         ---------------------------
                                         ANTHONY W. DEERING
                                         President and
                                         Chief Executive Officer

-----------------------------         ---------------------------
                                         John L. Goolsby

                                   EXHIBIT 1
                                   ---------



     A business plan for The Howard Hughes Corporation (the "Business Plan") shall be established for each of calendar years 1996, 1997 and 1998 as follows. The Business Plan for 1996 is attached hereto as Exhibit 1-A. On or prior to December 15, 1996 and December 15, 1997, John Goolsby (the "Executive") shall submit to the Chief Executive Officer of The Rouse Company (the "CEO") a proposed Business Plan for the ensuing calendar year. The proposed Business Plan shall be in form similar to the 1996 Business Plan.

     The essential basis of the Business Plan shall be the achievement by the Company of the "net income" amounts shown on the "Projected Summary of Operations" which is attached hereto. The parties however, recognize that the Projected Summary of Operations reflects accounting policies and practices of the Company in effect prior to the Merger. To the extent that those accounting policies are revised after the Merger, the amount of "net income" shall be appropriately adjusted to reflect any such policy revisions.

     The proposed business plan shall be subject to review and approval by the CEO. The Executive and the CEO shall discuss in good faith any revisions to the proposed plan required by the CEO, but such revisions shall be made unless they require results in excess of the "net income" shown in the Projected Summary of Operations.

     Within five (5) days after the financial results of the Company are available to the CEO, the CEO shall determine in his good faith judgment whether the Executive has achieved the objectives of the Business Plan. If the CEO determines that the Business Plan has not been achieved, then the CEO shall communicate such fact to the Executive and the Executive shall have the opportunity to discuss the CEO's determination with the CEO. The decision of the CEO, made in good faith, shall be final and binding.

     The CEO may take into consideration, to the extent he believes it appropriate, factors affecting the Executive's ability to achieve the Business Plan, such as unusual market conditions or inability of Rouse to provide equity requirements or financing. If such factors exist, the CEO may determine that the Business Plan has been achieved notwithstanding that the net income amounts for the Company have not been achieved. However, the Executive acknowledges that the essential determination is whether the "net income" amounts are achieved notwithstanding the existence of conditions beyond the Executive's control.

                                  EXHIBIT 1-A
                                  -----------

                              1996 Business Plan
                              ------------------

     The following are key objectives for 1996:

          1. Produce revenues consistent with the Projected Summary of Operations.

          2. Complete or commence construction of the following commercial/residential projects in accordance with approved budgets.

             Hughes Center
             -------------
             Restaurant                          23,500 square feet
             Office                              85,000 square feet

             Summerlin Commercial
             --------------------
             Office/flex                         276,000 square feet

             Hughes Airport Center
             ---------------------
             Office/industrial/flex                   248,000 square feet

             Hughes Cheyenne Center
             ----------------------
             Industrial/flex                          210,000 square feet

          3. Continue or commence construction of required infrastructure to support land sales on Summerlin Villages 3, 11/12 and 14A.

          4. Complete next increment of Special Improvement District Financing of approximately $40,000,000 for Summerlin.

          5. Complete the lease up of new commercial buildings consistent with approved pro forma.

          6. Maintain occupancy in existing commercial buildings within 5% of December 1995 levels.

                                      -2-